UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 8, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Explanatory Note

On April 14, 2011, we filed a Current Report on Form 8-K, or the Form 8-K, reporting our creation of financial obligations in connection with our entry into a loan agreement with Capital One, N.A. on April 8, 2011, to obtain a loan in the principal amount of $7,200,000, or the Capital One Loan, and other material definitive agreements related to the Capital One Loan, including a promissory note in the principal amount of $7,200,000, a mortgage and security agreement and fixture filing, an assignment of leases and rents and an interest swap agreement, which are collectively referred to as the Capital One Loan Agreements. We are filing this Current Report on Form 8-K/A, or Form 8-K/A, to correct the maturity date of the Capital One Loan, which is April 8, 2018 and not April 7, 2018, as previously reported in the Form 8-K and to provide the Capital One Loan Agreements, which we subsequently obtained in final form after the Form 8-K was filed, as required by Item 9.01 of Form 8-K and in accordance with Item 601 of Regulation S-K. In addition, the descriptions of the Capital One Loan Agreements listed in Item 9.01 of the Form 8-K as Exhibits 10.1 through 10.4 have been corrected to reflect an April 8, 2011 date. The material terms the Capital One Loan Agreements, are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.5 of this Form 8-K/A and incorporated by reference to the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

The following description of the exhibits replaces and supersedes the description of exhibits under Item 9.01(d) of the Form 8-K.

(d) Exhibits.

10.1 Promissory Note by G&E HC REIT II Muskogee LTACH, LLC for the benefit of Capital One, N.A., dated April 8, 2011

10.2 Loan Agreement by and between G&E HC REIT II Muskogee LTACH, LLC and Capital One, N.A., dated April 8, 2011

10.3 Mortgage, Security Agreement and Fixture Filing by G&E HC REIT II Muskogee LTACH, LLC for the benefit of Capital One, N.A., dated April 8, 2011

10.4 Assignment of Leases and Rents by G&E HC REIT II Muskogee LTACH, LLC for the benefit of Capital One, N.A., dated April 8, 2011

10.5 International Swap Dealers Association, Inc. Master Agreement by and between by G&E HC REIT II Muskogee LTACH, LLC and Capital One, N.A., dated April 12, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

April 15, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Promissory Note by G&E HC REIT II Muskogee LTACH, LLC for the benefit of Capital One, N.A., dated April 8, 2011
10.2	Loan Agreement by and between G&E HC REIT II Muskogee LTACH, LLC and Capital One, N.A., dated April 8, 2011
10.3	Mortgage, Security Agreement and Fixture Filing by G&E HC REIT II Muskogee LTACH, LLC for the benefit of Capital One, N.A., dated April 8, 2011
10.4	Assignment of Leases and Rents by G&E HC REIT II Muskogee LTACH, LLC for the benefit of Capital One, N.A., dated April 8, 2011
10.5	International Swap Dealers Association, Inc. Master Agreement by and between by G&E HC REIT II Muskogee LTACH, LLC and Capital One, N.A., dated April 12, 2011